Exhibit 99.2
MOR-1
Constar U.S. Operations
Condensed Statement of Cash Flows
(In thousands)
(Unaudited)

Month Ended
February 28, 2011
Cash flows from operating activities:
Net income (loss)	$(2,583)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,533
Changes in assets and liabilities, net	(1,485)

Net cash provided by operating activities	(1,535)

Cash flows from investing activities:
Purchases of property, plant and equipment	(481)

Net cash used in investing activities	(481)

Cash flows from financing activities:
Net change in debtor-in-possession financing	9,000
Change in intercompany loans	(4,138)
Cash paid for financing fees	(300)

Cash flows provided by financing activities	4,562

Effect of exchange rate changes on cash and cash equivalents	—

Net change in cash and cash equivalents	2,546
Cash and cash equivalents at the beginning of period	14,367

Cash and cash equivalents at the end of period	$16,913

MOR-1
Constar U.K. Operations
Condensed Statement of Cash Flows
(In thousands)
(Unaudited)

Month Ended
February 28, 2011
Cash flows from operating activities:
Net income (loss)	$204
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	147
Changes in assets and liabilities, net	(3,386)

Net cash provided by operating activities	(3,035)

Cash flows from investing activities:
Purchases of property, plant and equipment	—

Net cash used in investing activities	—

Cash flows from financing activities:
Change in intercompany loans	3,651

Cash flows provided by financing activities	3,651

Effect of exchange rate changes on cash and cash equivalents	26

Net change in cash and cash equivalents	642
Cash and cash equivalents at the beginning of period	996

Cash and cash equivalents at the end of period	$1,638

MOR-1a
Bank Reconciliations
Status of Bank Reconciliations
The undersigned verifies that, to the best of his knowledge, all of the Debtors’ February 28, 2011, bank balances have been reconciled in an accurate and timely manner.

By:	/s/ J. Mark Borseth

Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

MOR 1-b
Schedule of Professional Fees Paid

	Period	Amount		Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Drinker, Biddle & Reath LLP	January 2011	$3,100	Constar, Inc.	Wire	2/9/2011	$3,100	$—	$3,100	$—

MOR-2
Constar U.S. Operations
Condensed Combined Statement of Operations
(In thousands)
(Unaudited)

Month Ended
February 28, 2011
Net sales	$27,154
Cost of products sold, excluding depreciation	24,360
Depreciation and amortization	2,407

Gross profit	387

Selling and administrative expenses	1,674
Research and technology expenses	237
Provision for restructuring	(25)
Gain on disposal of assets	—

Total operating expenses	1,886

Operating income (loss)	(1,499)

Interest expense	(145)
Interest income — intercompany	—
Reorganization items, net	(1,012)
Other expense, net	70

Income before income taxes	(2,586)
(Provision for) income taxes	3

Net income (loss)	$(2,583)

Combined statements include Constar International Inc., Constar, Inc., Constar Foreign Holdings, BFF, Inc., and DT, Inc.

MOR-2
Constar International U.K. Limited
Condensed Statement of Operations
(In thousands)
(Unaudited)

Month Ended
February 28, 2011
Net sales	$8,702
Cost of products sold, excluding depreciation	8,472
Depreciation and amortization	147

Gross profit	83

Selling and administrative expenses	204

Total operating expenses	204

Operating income (loss)	(121)

Interest expense — intercompany	(229)
Other (income) expense, net	554

Income before income taxes	204
(Provision for) income taxes	—

Net income (loss)	$204

Exchange rate for the period	1.5962

MOR-3
Constar U.S. Operations
Condensed Combined Balance Sheets
(In thousands)
(Unaudited)

	February 28,	January 31,
	2011	2011
ASSETS
Current Assets:
Cash and cash equivalents	$16,913	$14,367
Restricted cash	2,329	2,329
Accounts receivable, net	19,389	19,237
Intercompany receivables	34,952	30,814
Inventories, net	31,720	26,262
Prepaid expenses and other current assets	6,149	5,962
Assets held for sale	1,974	1,974
Deferred tax assets	2,757	2,717

Total current assets	116,183	103,662

Property, plant and equipment, net	82,521	84,447
Goodwill	49,682	49,682
Intangible assets, net	21,737	21,863
Other non-current assets	3,212	3,187

Total assets	$273,335	$262,841

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$47,000	$38,000
Accounts payable and accrued expenses	49,336	33,008

Total current liabilities	96,336	71,008

Liabilities subject to compromise	229,448	241,742
Pension and post-retirement liabilities	32,746	32,732
Deferred income taxes	8,033	7,991
Other non-current liabilities	6,360	6,373

Total liabilities	372,923	359,846

Stockholders’ deficit	(99,588)	(97,005)

Total liabilities and stockholders’ deficit	$273,335	$262,841

Combined statements include Constar International Inc., Constar, Inc., Constar Foreign Holdings, BFF, Inc., and DT, Inc.

MOR-3
Constar International U.K. Limited
Condensed Balance Sheet
(In thousands)
(Unaudited)

	February 28,	January 31,
	2011	2011
ASSETS
Current Assets:
Cash and cash equivalents	$1,638	$996
Accounts receivable, net	13,086	9,116
Inventories, net	8,311	7,316
Prepaid expenses and other current assets	4,185	3,564

Total current assets	27,220	20,992

Property, plant and equipment, net	9,466	9,477
Other non-current assets	332	332

Total assets	$37,018	$30,801

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:

Accounts payable and accrued expenses	7,059	5,109

Total current liabilities	7,059	5,109

Pension liabilities	2,442	2,407
Intercompany loans	44,921	40,603
Other liabilities	174	187
Liabilities subject to compromise	1,424	1,424

Total liabilities	56,020	49,730

Stockholders’ deficit	(19,002)	(18,929)

Total liabilities and stockholders’ deficit	$37,018	$30,801

Exchange rate	1.6254	1.5611

MOR-4
Status of Post-Petition Taxes
The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but limited to payroll, income, franchise, and other taxes, have been paid by the Debtors to the proper taxing authorities when due.

By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

MOR-5
Accounts Receivable Reconciliation and Aging
U.S. Operations

Amount
Accounts Receivable Reconciliation:
Accounts receivable — beginning	$18,680
Plus: Amounts billed during the period	27,941
Less: Amounts collected during the period	(28,656)

Accounts receivable — ending	$17,965

Accounts Receivable Aging:
0-30 days old	$14,880
31-60 days old	2,325
61-90 days old	213
91+ days old	547

Total accounts receivable	17,965
Amount considered uncollectible (bad debt)	(340)

Accounts receivable, net	$17,625

MOR-5
Accounts Receivable Reconciliation and Aging
U.K. Operations

Accounts Receivable Reconciliation:
Accounts receivable — beginning	$8,140
Plus: Amounts billed during the period	9,485
Less: Amounts collected during the period	(7,234)

Accounts receivable — ending	$10,391

Accounts Receivable Aging:
0-30 days old	$9,999
31-60 days old	380
61-90 days old	115
91+ days old	(103)

Total accounts receivable	10,391
Amount considered uncollectible (bad debt)	(65)

Accounts receivable, net	$10,326

MOR-5
Debtor Questionnaire

		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide and explanation.		X

2	Have any funds been disbursed from any account other than a debtor in possession account? If yes, provide an explanation below.		X

3	Have all postpetition tax returns been timely filed? If no, provide an explanation.	X

4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X